VOLUNTARY REMEDIATION	12 Months Ended
Sep. 30, 2014
Regulated Operations [Abstract]
Voluntary Remediation
VOLUNTARY REMEDIATION

In June 2013, MCB received a letter from the OCC regarding certain former business practices of CBD that the OCC alleged violated Section 5 of the FTC Act. In July 2013, MCB responded in writing to the OCC regarding its analysis of the former business practices and stated that it did not believe it engaged in practices that rose to the level of a violation of law. Nevertheless, in its response letter, MCB did propose certain potential methods of financial remediation to certain customers, if deemed necessary by the OCC. During 2014 MCB continued to provide further information to the OCC throughout the year. On July 22, 2014 MCB's Board of Directors directed management to develop a plan of self-remediation to address the sales and marketing practices in question. While developing the self-remediation plan, it was determined on September 1, 2014 that MCB's affiliates who benefited from the practices in question should also adopt self-remediation plans and participate proportionately in the execution of the overall plan of self-remediation.

On September 26, 2014, the Boards of Directors of MCB, Heights Funding Co. and the Company approved self-remediation plans (the "Plans") and entered into an Affiliate Remediation Payment Agreement ("ARP Agreement"). In accordance with the Plans, remediation payments will be made to certain customers impacted by the practices in question. The ARP Agreement requires, among other provisions, that all professional fees and other costs to be split on a proportionate basis between affiliates based on customer remediation payments under the Plans, effective September 1, 2014.

Under the terms of the Plans, an independent administrator of the Plans has been engaged. The implementation of the Plans requires an initial cash contribution to be placed with the administrator approximating the cash payments to customers, plus an additional 10%. On October 10, 2014, the Company deposited its portion of the cash contribution in the amount of approximately $8.4 million. The Company received a $9.0 million capital infusion from MCFC on October 10, 2014 prior to funding the $8.4 million cash remediation obligation.

Under the Plans, the Company's proportionate liability for customer remediation is approximately $13.5 million. The Company has accrued an additional $1.0 million related to the estimated proportionate share of further legal, administrator, audit and data fees.

On December 17, 2014, the OCC discussed with management the status of the Plans.  The OCC has reviewed the Plans and management has received no supervisory objections from the OCC to the Plans as presented. Management will continue to implement the Plans as outlined above.